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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
SPACEHAB, Incorporated and Subsidiary:


We consent to the use of our report incorporated herein by reference, which report appears in the Company's 1997 Annual Report on Form 10-K, and the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/ KPMG Peat Marwick LLP
                                       KPMG Peat Marwick LLP


McLean, Virginia
January 15, 1998